American Century Investments®
Quarterly Portfolio Holdings
Real Estate Fund
July 31, 2020

Real Estate - Schedule of Investments
JULY 31, 2020 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
COMMON STOCKS — 99.6%
Data Centers — 16.7%
Digital Realty Trust, Inc.	298,113	47,859,061
Equinix, Inc.	88,718	69,686,215
QTS Realty Trust, Inc., Class A	277,352	19,955,476
		137,500,752
Diversified — 2.7%
AGNC Investment Corp.	587,659	7,992,163
JBG SMITH Properties	249,035	7,224,505
PennyMac Mortgage Investment Trust	383,113	7,221,680
		22,438,348
Health Care — 8.8%
Healthpeak Properties, Inc.	811,127	22,135,656
Omega Healthcare Investors, Inc.	524,958	16,998,140
Welltower, Inc.	615,912	32,988,247
		72,122,043
Industrial — 16.2%
Prologis, Inc.	914,339	96,389,617
Rexford Industrial Realty, Inc.	572,272	26,856,725
Terreno Realty Corp.	163,656	9,943,739
		133,190,081
Lodging/Resorts — 4.6%
DiamondRock Hospitality Co.	1,655,751	7,649,570
Host Hotels & Resorts, Inc.	290,143	3,127,742
MGM Growth Properties LLC, Class A	538,437	14,720,868
RLJ Lodging Trust	434,042	3,476,676
Wyndham Hotels & Resorts, Inc.	188,322	8,316,299
		37,291,155
Office — 8.4%
Alexandria Real Estate Equities, Inc.	130,150	23,108,132
Boston Properties, Inc.	157,233	14,007,888
Cousins Properties, Inc.	404,425	12,423,936
Empire State Realty Trust, Inc., Class A	766,022	5,055,745
Piedmont Office Realty Trust, Inc., Class A	557,043	9,029,667
SL Green Realty Corp.	115,633	5,376,935
		69,002,303
Residential — 18.4%
American Homes 4 Rent, Class A	655,120	18,998,480
Invitation Homes, Inc.	1,344,633	40,096,956
Mid-America Apartment Communities, Inc.	278,260	33,165,810
Sun Communities, Inc.	234,988	35,231,751
UDR, Inc.	656,672	23,771,526
		151,264,523
Retail — 11.0%
Agree Realty Corp.	199,724	13,375,516
Brixmor Property Group, Inc.	1,134,727	13,060,708
Realty Income Corp.	499,580	29,999,779
Regency Centers Corp.	329,116	13,503,629
STORE Capital Corp.	526,616	12,475,533

Urban Edge Properties	761,424	7,979,724
		90,394,889
Self Storage — 3.6%
Extra Space Storage, Inc.	285,913	29,546,249
Specialty — 9.2%
Rayonier, Inc.	292,649	8,129,789
SBA Communications Corp.	54,111	16,857,741
VICI Properties, Inc.	965,665	20,964,587
Weyerhaeuser Co.	1,069,605	29,745,715
		75,697,832
TOTAL COMMON STOCKS (Cost $637,084,085)		818,448,175
TEMPORARY CASH INVESTMENTS — 0.2%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.50% - 2.125%, 9/15/22 - 12/31/22, valued at $584,885), in a joint trading account at 0.04%, dated 7/31/20, due 8/3/20 (Delivery value $573,522)		573,520
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.25%, 7/31/25, valued at $934,348), at 0.05%, dated 7/31/20, due 8/3/20 (Delivery value $916,004)		916,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,257	1,257
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,490,777)		1,490,777
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $638,574,862)		819,938,952
OTHER ASSETS AND LIABILITIES — 0.2%		1,477,745
TOTAL NET ASSETS — 100.0%		$821,416,697

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS
1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.
Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1 ($)	Level 2 ($)	Level 3 ($)
Assets
Investment Securities
Common Stocks	818,448,175	—	—
Temporary Cash Investments	1,257	1,489,520	—
	818,449,432	1,489,520	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.